UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2015

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2015, following approval by the shareholders at the annual meeting of shareholders of The Brink’s Company (the “Company”), the Company filed Articles of Amendment with the Virginia State Corporation Commission (the “VSCC”) to amend Article V of the Amended and Restated Articles of Incorporation of the Company (“the Amendment”), which the VSCC declared effective as of May 8, 2015.  As described in the Company’s 2015 proxy statement, filed with the Securities and Exchange Commission on March 20, 2015, the Amendment provides for the phased elimination of the present three year staggered terms of office for directors and provides for annual election of directors, beginning with the 2016 annual meeting of shareholders. The Amendment also eliminates the sole supermajority voting requirement in the Company’s Amended and Restated Articles of Incorporation.  The foregoing description is qualified in its entirety by reference to the full text of the Articles of Amendment attached as Exhibit 3(i) and incorporated herein by reference.

On May 8, 2015, the Board of Directors of the Company approved amendments to the Company’s Bylaws to conform to the Amendment.  The amendments to the Bylaws eliminate references to the three year terms of office for directors and include minor clarifying adjustments to Article IV Section 10, to adjust the time of day of the annual meeting of shareholders and to refer to proper business brought in accordance with the Bylaws, as well as to Article XIII, to conform to the gender neutral references to the Company’s officers. The amendments to the Company’s Bylaws were effective on May 8, 2015, the date they were approved by the Board of Directors. The foregoing description of the amendment of the Company’s Bylaws is qualified in its entirety by reference to the full text of the Company’s Bylaws, as amended, attached as Exhibit 3(ii) and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 8, 2015, the Company held its Annual Meeting of Shareholders.  At this meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for the term specified below, (ii) approved an advisory resolution on named executive officer compensation, (iii) approved KPMG LLP as the Company’s independent registered accounting firm for 2015, and (iv) approved the amendment to the Company’s Amended and Restated Articles of Incorporation regarding the annual election of directors.

The Company’s shareholders voted as follows:

Proposal 1 – Election of Directors

Terms expiring in 2018:
	For	Withheld	Broker Non-Votes

Betty C. Alewine	38,246,638	6,809,018	1,486,436

Michael J. Herling	41,770,520	3,285,136	1,486,436

Thomas C. Schievelbein	35,938,165	9,117,491	1,486,436

Shareholders re-elected each of the nominees with at least approximately 80% in favor of each nominee.

Proposal 2 – Approval of an advisory resolution on named executive officer compensation

For	Against	Abstain	Broker Non-Votes
40,703,442	4,210,257	141,954	1,486,439

Shareholders approved the advisory resolution on named executive officer compensation with approximately 91% in favor.

Proposal 3 – Approval of KPMG LLP as the Company’s independent registered public accounting firm for 2015

For	Against	Abstain	Broker Non-Votes
40,046,981	359,964	135,147	0

Shareholders approved KPMG LLP as the Company’s independent registered public accounting firm with approximately 99% in favor.

Proposal 4 – Approval of the amendment to the Company’s Amended and Restated Articles of Incorporation regarding the annual election of directors

For	Against	Abstain	Broker Non-Votes
44,827,638	98,299	129,717	1,486,439

Shareholders approved the amendment with approximately 92%, representing the affirmative vote of more than four-fifths of outstanding shares entitled to vote on the proposal, in favor.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
	3(i) 3(ii)	Articles of Amendment of the Amended and Restated Articles of Incorporation, effective May 8, 2015 Bylaws of the Brink’s Company, as amended and restated, effective May 8, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: May 13, 2015	By:	/s/ McAlister C. Marshall, II
McAlister C. Marshall, II Vice President

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EXHIBIT INDEX

EXHIBIT	DESCRIPTION

3(i) 3(ii)	Articles of Amendment of the Amended and Restated Articles of Incorporation, effective May 8, 2015 Bylaws of the Brink’s Company, as amended and restated, effective May 8, 2015

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